As filed with the Securities and Exchange Commission on December 18, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                      1-5706               58-0971455
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
         incorporation)                                     Identification No.)

                 8000 Tower Point Drive, Charlotte, NC                   28227
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                (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code:      (704) 321-7380
                                                                ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events

     On December 15, 2006, the Company announced that according to results certified by the independent inspectors of election, IVS Associates, Inc., our common stockholders have elected John S. Chalsty, Clark A. Johnson, Stuart Subotnick, Alan K. Greene, Mark S. Hauf, I. Martin Pompadur and William F. (Mickey) Harley, III, and our preferred stockholders have elected Wayne F. Henderson and David Gale, in each case to MIG's Board of Directors at the Company's annual meeting of stockholders held on December 15, 2006.


     The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

              (d)     Exhibits

              99.1 Press Release of Metromedia International Group, Inc., dated December 15, 2006.







                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /S/ HAROLD F. PYLE, III
                                       -------------------------------
                                       Name:    Harold F. Pyle, III
                                       Title:   Executive Vice President
                                                Finance, Chief Financial Officer
                                                and Treasurer

Date: December 18, 2006
Charlotte, NC